UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-07338

Capital World Growth and Income Fund

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Michael W. Stockton

Capital World Growth and Income Fund

333 South Hope Street

Los Angeles, California 90071

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

Take a prudent approach
to global investing.

Special feature page 6

Capital World Growth and Income Fund®

Annual report for the year ended November 30, 2015

Capital World Growth and Income Fund seeks to provide you with long-term growth of capital while providing current income.

This fund is one of more than 40 offered by one of the nation’s largest mutual fund families, American Funds, from Capital Group. For more than 80 years, Capital has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended December 31, 2015 (the most recent calendar quarter-end):

Class A shares	1 year	5 years	10 years

Reflecting 5.75% maximum sales charge	–7.79%	5.69%	5.23%

For other share class results, visit americanfunds.com and americanfundsretirement.com.

The total annual fund operating expense ratio is 0.77% for Class A shares as of the prospectus dated February 1, 2016 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

The fund’s 30-day yield for Class A shares as of December 31, 2015, reflecting the 5.75% maximum sales charge and calculated in accordance with the U.S. Securities and Exchange Commission formula, was 2.03%.

Investing outside the United States may be subject to risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Special feature

6	Take a prudent approach to global investing.

Contents

1	Letter to investors
4	The value of a long-term perspective
12	Summary investment portfolio
16	Financial statements
37	Board of trustees and other officers

Fellow investors:

Global stock markets generated mixed results during Capital World Growth and Income Fund’s fiscal year, as investors focused on uneven and slowing economic growth, sliding commodities prices and the possible impact of interest rate hikes in the U.S. Broad currency weakness took a toll on total returns for dollar-based investors in most non-U.S. markets. Dividend-paying stocks tended to trail the broader market.

For the 12 months ended November 30, 2015, the fund declined 3.12%. This compares to the 2.49% drop registered by the fund’s benchmark, the MSCI ACWI (All Country World Index). The Lipper Global Funds Index, a peer group measure, fell 0.76%. It is worth noting that the fund has consistently outpaced both of these indexes over longer time frames, as shown in the table below.

Capital World Growth and Income Fund seeks to provide investors with current income and long-term growth of capital. The fund paid dividends totaling $1.05 per share for the 12 months, which included a special dividend of 17 cents a share paid in December 2014. This amounted to an income return of 2.21% for those who reinvested dividends.

Currency weakness takes a toll

In a period characterized by heightened turbulence, major developed markets nonetheless generally recorded positive returns in local currency terms. In Europe, stocks advanced on expectations for further central bank stimulus and rising export activity. German exports to the United States jumped more than 20% in the first nine months of 2015 compared to the same period a year earlier. However, these gains were translated into losses for U.S. investors as a result of the sharp decline in the euro against the U.S. dollar. The MSCI EU Index fell 4.77%* in U.S. dollar terms for the 12 months.

Although Japan’s economy fell into recession in the second half of the period, Japanese stocks were up solidly. The economy shrank at an annualized rate of less than 1% in the second and third quarters, but unemployment fell to 3.1% in October, a 20-year low. Toward the end of the period, Prime Minister

*	Unless otherwise noted, country stock returns are based on MSCI indexes, expressed in U.S. dollars and assume the reinvestment of dividends. Results reflect dividends net of withholding taxes, except the MSCI USA Index, which reflects dividends gross of withholding taxes.

Results at a glance

For periods ended November 30, 2015, with all distributions reinvested

	Cumulative total returns	Average annual total returns
				Lifetime
	1 year	5 years	10 years	(since 3/26/93)

Capital World Growth and Income Fund (Class A shares)	–3.12%	8.77%	6.46%	10.59%
MSCI ACWI*	–2.49	7.99	5.20	7.05
Lipper Global Funds Index†	–0.76	8.06	5.34	7.26

*	Results for the MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is a free float-adjusted market capitalization-weighted index that is designed to measure results of more than 40 developed and emerging equity markets. It is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.
†	Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category.

Capital World Growth and Income Fund	1

Largest equity holdings

(as of November 30, 2015)

Company	Country of domicile	Percent of net assets	12-month return†

Amgen	United States	3.8%	–2.55%
Novartis	Switzerland	2.6	–11.88
Alphabet*	United States	2.3	38.93
Verizon Communications	United States	1.7	–10.16
Prudential	United Kingdom	1.6	–4.23
Gilead Sciences	United States	1.5	5.62
Philip Morris International	United States	1.5	.53
Altria Group	United States	1.4	14.60
UBS Group	Switzerland	1.3	6.64
Barclays	United Kingdom	1.2	–12.33

*	12-month return for Alphabet represents Class A shares only.
†	Returns shown are on a share price basis.

Shinzo Abe unveiled new stimulus measures that included boosting the minimum wage annual escalation rate. Japanese shares produced a 7.65% gain for U.S. investors.

U.S. stocks recorded modest gains, with the MSCI USA Index rising 2.73%. In August, stock prices slid as investors focused on slowing growth in China and the prospect of tighter U.S. monetary policy. Stocks bounced back in October, buoyed by news that U.S. gross domestic product rose 2.0% in the third quarter, thanks largely to rising consumer spending. The unemployment rate stood at 5.0% at the end of the fund’s fiscal year, a figure widely regarded as representing full employment. After prolonged anticipation, the Federal Reserve increased its benchmark interest rate in December for the first time in nearly a decade.

Results in emerging markets were decidedly more downbeat, largely due to the impact of China’s economy, lower commodity prices and political tensions in a number of areas. Chinese stocks ended the period 5.53% lower after a currency devaluation in August appeared to raise concerns that the world’s second-largest economy might not be as strong as official figures seemed to indicate. Toward the end of the period, China’s central bank cut interest rates for the fifth time since November 2014 and lowered the level of reserves that banks must hold. In India, stocks plummeted 13.83%. Despite robust economic growth during the third quarter, concerns persisted over whether the government’s ruling party could push through key economic reforms. Shares in Brazil (–45.10%) recorded some of the largest declines for the period, as deteriorating political and economic conditions, including a corruption scandal involving senior government officials, weighed on investor sentiment. Despite strong gains in local currency terms, Russian stocks declined 10.86% in dollar terms. Economic sanctions imposed by the U.S. and Europe, as well as lower oil prices, contributed to a substantially weaker ruble.

Inside the portfolio

Economic and market conditions offer useful perspective when examining the fund’s results, but as we often note in these reports, the fund’s portfolio is carefully constructed one investment at a time following extensive research.

In a volatile period when growth-oriented stocks tended to outpace value-oriented stocks, we believe the fund held up relatively well. Despite its negative return, the fund received positive contributions from holdings in a range of industries and geographies. Netflix soared nearly 150% on a 7-for-1 stock split. Among the fund’s top 10 holdings, Class A shares of Alphabet — which changed its name from Google during the year — gained 38.93% with strong revenue growth complemented by increasing attention to cost control and shareholder returns. Tobacco companies Altria and Philip Morris International were up 14.60% and 0.53%, respectively. The fund’s sixth-largest holding, U.S. biotechnology company Gilead Sciences, saw an increase of 5.62%. Company returns shown are on a share price basis.

However, health care holdings, the second largest sector concentration in the portfolio, collectively detracted from the fund’s overall result. The two largest holdings, Amgen (–2.55%) and Novartis (–11.88%) both slipped, the former amid investor concerns over loss of patent protection for some key therapies. Among the fund’s other top 10 holdings, U.S. telecom Verizon Communications (–10.16%), insurance giant Prudential (–4.23%) and European financial services firm Barclays (–12.33%) all lost ground.

Looking forward

We are mindful of the many challenges currently facing global investors. Chinese growth has meaningfully slowed, helping suppress oil prices. While there are hopeful signs of recovery out of Europe and Japan, economic growth in those regions remains muted. Lower commodities prices, coupled with rising rates in the U.S., could present further

2	Capital World Growth and Income Fund

difficulties for a number of emerging markets. However, while the Federal Reserve did raise its benchmark interest rate shortly after the close of the fund’s fiscal year, we expect it will proceed prudently with regard to further hikes, given the fragility of the global economy.

Given the strength of the U.S. dollar and the fact that U.S. stocks have outpaced non-U.S. stocks for some time, investors may be questioning the merits of investing globally. We look at these conditions not as a constant but as a dynamic, and note that it is critical to consider a number of factors when making long-term investment decisions, including valuation and future business prospects. Many U.S. companies are commanding high valuations relative to global competitors domiciled in other markets. Our emphasis on individual companies continues to uncover opportunities for patient long-term investors.

We thank you for your commitment to Capital World Growth and Income Fund and look forward to reporting back to you in six months.

Cordially,

Mark E. Denning

President

Michael Cohen

Senior Vice President

January 8, 2016

For current information about the fund, visit americanfunds.com.

Where the fund’s assets are invested*

(percent invested by country of domicile)

	Capital World Growth and Income Fund	MSCI All Country World Index†
Europe	30.4%	23.1%
United Kingdom	12.1	6.8
Switzerland	5.8	3.2
France	4.0	3.4
Germany	3.2	3.2
Sweden	.8	1.0
Spain	.7	1.2
Finland	.6	.3
Other Europe	3.2	4.0

The Americas	46.4	57.6
United States	43.1	53.5
Canada	2.2	2.9
Other Americas	1.1	1.2

Asia/Pacific	17.6	18.2
Hong Kong	3.8	1.0
Japan	3.4	8.0
China	2.8	2.2
Thailand	1.7	.2
India	1.6	.8
Other Asia/Pacific	4.3	6.0

Other	.3	1.1

Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	5.3	—
Total	100.0%	100.0%

*	Percent of net assets by country as of November 30, 2015.
†	The MSCI All Country World Index is weighted by market capitalization.

Capital World Growth and Income Fund	3

The value of a long-term perspective

Fund results shown are for Class A shares and reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.¹ Thus, the net amount invested was $9,425. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	Includes reinvested dividends of $24,775 and reinvested capital gain distributions of $20,534.
[3]	Results calculated with capital gains reinvested.
[4]	The market index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter.
[5]	Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
[6]	For the period March 26, 1993, commencement of operations, through November 30, 1993.

Average annual total returns based on a $1,000 investment
(for periods ended November 30, 2015)*

	1 year	5 years	10 years
Class A shares	-8.70%	7.48%	5.83%

**Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.*

$80,000
60,000
40,000
20,000
10,000
9,000

Year ended November 30	1993[6]	1994	1995	1996	1997	1998	1999	2000
TOTAL VALUE								
Dividends reinvested	$144	295	421	506	488	478	440	577
Value at year-end	$10,782	11,592	13,841	17,118	19,917	23,007	27,396	29,142
Total return	7.8%	7.5	19.4	23.7	16.4	15.5	19.1	6.4

4	Capital World Growth and Income Fund

How a $10,000 investment has grown

While notable for their volatility in recent years, financial markets have tended to reward investors over the long term. Active management — bolstered by experience and careful research — can add even more value. As the chart shows, over its lifetime, Capital World Growth and Income Fund has done demonstrably better than its relevant benchmark.

Capital World Growth and Income Fund	5

6	Capital World Growth and Income Fund

Take a prudent approach to global investing.

The turbulence in global equity markets this past summer provided a vivid illustration of one of investing’s unshakable truths: Downturns are inevitable. Knowing this, of course, doesn’t make the volatility any less jarring.

Amid news reports of an economic slowdown in China, sliding commodities prices and turmoil in the Middle East, the MSCI ACWI (All Country World Index) slid 11.97%* between August 10 and September 29 of 2015, leaving many to feel uneasy about global investing. Investors in Capital World Growth and Income Fund, however, may find some reassurance in the fund’s distinctly conservative approach.

As a result of this approach, the fund has a history of resilience during down markets. In the past when stock prices have fallen, the fund has tended to outpace the broader market. This, in turn, has helped the fund deliver solid long-term returns and relatively low volatility over its lifetime (see chart on page 9). “The fund was conceived nearly a quarter century ago with downside protection in mind,” says Mark Denning, president of the fund and a portfolio manager since its inception in March 1993. “We believed there was a need for a fund that could provide exposure to global markets while being mindful of the risks associated with global investing. We seek to do this by investing primarily in what we call ‘seasoned’ companies. Some might call them blue chips, but we refer to them as seasoned because they are stable companies that have been around for a long time, and we expect them to be around for decades to come. We also focus on companies that pay dividends. We feel these two things help provide a measure of stability.”

In the following pages we take a closer look at how the fund’s managers account for potential downside risk when selecting investments, and how that approach has helped to lower volatility over extended time periods.

Fund objectives light the way

Capital World Growth and Income Fund has a dual mandate to provide long-term capital appreciation along with current income. As Mark noted, to achieve these objectives, the fund’s managers invest chiefly in well-established companies that often have a track record of paying regular dividends. Because they also tend to be mature businesses, they are able to generate enough free cash flow to support dividend payments, finance share buybacks or invest in expansion.

“We are definitely looking for capital appreciation and businesses that are participating in the growth of the global economy,” says Michael Cohen, senior vice president of the fund and a portfolio manager. “But our focus on income has proved over time to be a stabilizing factor. Dividends can provide a buffer of sorts against market declines because they represent a tangible return whether stock prices are rising or falling.”

*	Results reflect dividends net of withholding taxes.

Capital World Growth and Income Fund	7

When a company consistently pays dividends, it is often an indication of healthy cash flows and strong management, as well as management’s commitment to creating value for their investors. “Because dividends are paid out of earnings, steady and growing dividend payments indicate that company managers are disciplined allocators of capital,” adds Mark.

In addition, dividend payments and dividend growth historically have been a significant component of total return in major developed markets. With modest global growth expected in the near term, dividends could make up an even greater portion of total return than they have in recent years, allowing investors to get paid while they wait for more favorable economic conditions. “Today, in a world largely characterized by slow growth abroad, and in the U.S. where valuations for many growth-oriented companies have risen to unapologetic levels, I believe we are entering a period when we should be thinking about dividend income being the lion’s share of total return,” says portfolio manager James Terrille.

A value orientation

Another hallmark of the fund’s approach is its value orientation. The fund’s managers look to invest in companies whose shares are priced at a discount to what they believe is the intrinsic value of the company.

“Relatively low valuations can help limit the downside of an investment during market declines,” James continues. “I look for companies with attractive valuations, leading market positions and cash flow characteristics that can support the dividend even in a relatively adverse economic environment.” He cites as an example U.S. telecom Verizon Communications. Its shares, which have come under pressure as the company faces price competition from rivals Sprint and T-Mobile, have recently traded at low valuations and offer a dividend yield of around 5%. James believes the company offers significantly more upside than downside for long-term investors.

In accordance with our process, The Capital System,SM each of the fund’s managers makes investment decisions independently, based on fundamental research and their own convictions. Each brings a different perspective and approach. Portfolio manager Alfonso Barroso carefully studies earnings-, cash flow-, dividend-, sales- and asset-based metrics before making investment decisions. “I tend to favor low valuations, but in reality they are only inexpensive if they fail to discount the long-term cash flows and dividends of the business,” he explains. Alfonso gravitates toward established businesses with reasonably predictable and steady earnings and dividend growth. Consider National Grid, a U.K.-based utility that also operates in the northeastern United States. “Their returns are largely regulated, and most of their earnings come from the U.K., which has one of the more attractive regulatory regimes globally for transmission and distribution assets,” notes Alfonso. “This is also a market that needs a lot of new investment over the next five to 10 years, so the company can for the most part reliably grow its asset base, regardless of the economic cycle.”

Valuation is also a key consideration for Mark, who seeks to invest in companies that he believes will get qualitatively better over time and can generate returns through a rising price-to-earnings ratio, increasing earnings and a growing dividend yield. “One of the big risks of investing, particularly in growth companies, is valuation risk,” explains Mark. “If you invest in a growing company today at 25 times earnings, you want to be very sure that the company can continue to grow for the next three to five years. If it doesn’t, the valuation will likely be lower, and you never want to go from growth to ex-growth.”

Mark also looks for earnings visibility over a number of years. “I am less focused on the next twelve months. My real focus is two to four years out, because that is an investment horizon where I believe we at Capital can add value.”

8	Capital World Growth and Income Fund

How your fund measures up: higher returns, lower volatility

Returns versus volatility (for the period 3/31/93–11/30/15)

Over its 22-year lifetime, Capital World Growth and Income Fund has produced solid returns with relatively lower volatility, as measured by standard deviation. Standard deviation is a common measure of volatility reflecting how returns have varied from the mean over time. A lower number signifies lower volatility.

Source: Standard & Poor’s, MSCI, Lipper. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns). Returns calculated at net asset value, with all distributions reinvested. Results for MSCI ACWI reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. Market indexes are unmanaged and, therefore, have no expenses. Investors cannot invest directly in an index. Lipper indexes track the largest mutual funds (no more than 30), represented by one share class per fund, in the corresponding Lipper category. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Capital World Growth and Income Fund	9

The New Geography of Investing®

Fifty years ago, companies tended to do business solely within their own borders. Globalization, however, has made that less and less true. Where a company is headquartered or where its stock is listed have become less meaningful proxies.

Equity portion breakdown by domicile (%)

Region	Fund	Index
United States	45%	53%
Canada	2	3
Europe	32	23
Japan	4	8
Asia-Pacific ex. Japan	6	4
Emerging markets	11	9
Total	100%	100%

Equity portion breakdown by revenue (%)

Region	Fund	Index
United States	39%	40%
Canada	3	3
Europe	24	19
Japan	4	7
Asia-Pacific ex. Japan	4	4
Emerging markets	26	27
Total	100%	100%

Source: Capital Group (as of November 30, 2015).

Compared with the MSCI ACWI (All Country World Index) as a percent of net assets. All figures include convertible securities.

A focus on balance sheets

When analyzing potential investments, portfolio manager David Riley looks closely at balance sheets and leverage metrics. He avoids companies with aggressive financial engineering that would imprudently take on debt in order to drive expansion. “If you look at my portfolio, you will usually see big positions in companies with recognizable names, strong balance sheets, consistent dividend growth and pricing power, but what you won’t see is aggressive leverage,” he says. David often invests heavily in defensive market sectors, such as consumer staples. Beverage giant Coca-Cola is one example.

David is also attracted to companies that have faced the prospect of bankruptcy in the past and learned from the experience. “When a company’s board and management have been traumatized, I believe future bankruptcy risk is minimal because they are going to be very reluctant to push the envelope,” he notes.

While he tends to have a yield orientation, David is also comfortable investing in higher multiple stocks if he has confidence in a company’s growth trajectory and franchise sustainability. Consider, for example, Netflix. While it has a relatively high valuation, he believes it has a strong

10	Capital World Growth and Income Fund

long-term growth profile. “If there is a downturn, its shares may decline, but the downside will not be magnified by financial leverage, and there is little risk of bankruptcy,” he adds.

Tracking all potential outcomes

To be sure, the fund’s managers cannot foretell the future, and there is an element of uncertainty in the prospects of even the most solid companies. Therefore, the fund’s managers work closely with investment analysts to determine a range of potential outcomes for an investment and then assign a probability for each. Explains Alfonso, “Often the first question I will ask an analyst presenting an investment idea for the fund is, ‘What is the possible downside?’ This discipline is a cornerstone of my approach as an investor.”

Once James has closely examined a company’s fundamentals, he typically will construct best-, worse- and base-case scenarios. He then uses the range of possibilities to determine the value of the company. “For each case I set a price on the stock, then look at the price of its shares and decide whether it represents good value for our investors,” he says.

For David, avoiding catastrophic loss is as important a part of achieving superior long-term results as is identifying the hot growth companies.

“There is always a ‘probability tree’ of outcomes. I really try to dig into some of the more negative outcome branches and think them through,” he says. “Having lived through 2008 and 2009, which was devastating for our investors as well as for us and so many others, I feel it’s essential to keep in mind how another shock of this kind could impact the fund’s results.”

Weathering the storms

Indeed, the fund has not always avoided the blows of major market declines. The financial crisis of 2007–2009 was widespread, resulting in significant downturns across industries and regions. Triggered by a housing bubble in the U.S., it roiled the global economy. During that period, Capital World Growth and Income Fund’s returns fell precipitously. However, they fell a bit less brutally than those of the market.

Over the fund’s lifetime, there have been four major global market downturns, as measured by the MSCI ACWI. Among these was the bursting of the tech bubble in March 2000. During the two-and-a-half years that followed, the MSCI ACWI lost nearly 50% its value. Some local markets recorded even greater losses. While Capital World Growth and Income Fund did not completely avoid the effects of this correction, its decline of slightly less than 25% was not nearly as severe.

“Over the course of time, Capital World Growth and Income Fund has tended to fare a bit better than the overall market during declines. That was most evident in the wake of the technology collapse, when the fund did exceptionally well relative to the broader market,” observes Mark. “With our value-orientation, long-term approach and focus on seasoned companies, I believe we can continue to offer investors relative stability over longer time frames.”

Capital World Growth and Income Fund	11

Summary investment portfolio November 30, 2015

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
United States	43.10%
United Kingdom	12.10
Euro zone*	11.47
Switzerland	5.76
Hong Kong	3.76
Japan	3.45
China	2.81
Canada	2.16
Thailand	1.69
Other countries	8.44
Bonds, notes & other debt instruments, short-term securities & other assets less liabilities	5.26
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands, Portugal and Spain.

Common stocks 94.72%	Shares	Value (000)
Financials 16.90%
Prudential PLC[1]	56,570,800	$1,311,674
UBS Group AG1	55,859,786	1,070,167
Barclays PLC[1]	289,160,985	971,973
Société Générale[1]	16,441,989	783,581
HDFC Bank Ltd.[1]	35,060,126	674,442
HDFC Bank Ltd. (ADR)	569,900	33,122
American International Group, Inc.	10,955,800	696,570
AIA Group Ltd.[1]	108,436,196	647,758
Link Real Estate Investment Trust[1]	99,014,391	601,318
Siam Commercial Bank PCL[1]	159,850,831	584,795
Other securities		6,874,662
		14,250,062

Health care 16.03%
Amgen Inc.	19,828,700	3,194,404
Novartis AG1	25,513,054	2,176,628
Gilead Sciences, Inc.	12,313,531	1,304,742
Bayer AG1	4,908,175	654,951
Thermo Fisher Scientific Inc.	4,566,200	631,962
AbbVie Inc.	10,730,829	623,998
Alexion Pharmaceuticals, Inc.[2]	3,231,350	576,602
Stryker Corp.	5,516,000	532,073
Takeda Pharmaceutical Co. Ltd.[1]	10,383,000	505,083
Medtronic PLC	6,542,000	492,874
UnitedHealth Group Inc.	3,706,200	417,726
Other securities		2,404,282
		13,515,325

Information technology 11.78%
Alphabet Inc., Class A2	1,369,829	1,044,974
Alphabet Inc., Class C2	1,163,017	863,656
Oracle Corp.	24,052,000	937,306
Texas Instruments Inc.	12,417,700	721,717
Intel Corp.	20,590,000	715,914
Samsung Electronics Co., Ltd.[1]	386,842	428,271
Other securities		5,215,164
		9,927,002

12	Capital World Growth and Income Fund

	Shares	Value (000)
Consumer discretionary 10.33%
Netflix, Inc.[2]	6,265,283	$772,697
Kingfisher PLC[1,3]	121,513,199	646,761
Toyota Motor Corp.[1]	9,673,500	600,078
Amazon.com, Inc.[2]	865,500	575,384
Home Depot, Inc.	3,620,000	484,646
Other securities		5,623,785
		8,703,351

Industrials 10.22%
Lockheed Martin Corp.	3,420,900	749,724
General Dynamics Corp.	3,505,700	513,445
ASSA ABLOY AB, Class B1	22,416,167	476,367
Union Pacific Corp.	5,634,740	473,036
Boeing Co.	2,668,000	388,061
Other securities		6,018,059
		8,618,692

Consumer staples 7.44%
Philip Morris International Inc.	14,554,200	1,271,892
Altria Group, Inc.	19,914,700	1,147,087
Imperial Tobacco Group PLC[1]	14,318,000	773,729
Coca-Cola Co.	14,357,800	611,929
Nestlé SA1	7,667,443	568,171
Other securities		1,897,874
		6,270,682

Energy 5.36%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	13,242,130	327,679
Royal Dutch Shell PLC, Class B1	11,011,787	273,982
Royal Dutch Shell PLC, Class A (ADR)	904,109	44,989
Royal Dutch Shell PLC, Class A (EUR denominated)[1]	1,718,318	42,778
Royal Dutch Shell PLC, Class B (ADR)	344,800	17,219
Canadian Natural Resources, Ltd.	24,362,330	589,972
BP PLC[1]	84,555,653	490,613
EOG Resources, Inc.	5,256,000	438,508
Other securities		2,292,872
		4,518,612

Telecommunication services 4.75%
Verizon Communications Inc.	31,140,053	1,415,315
China Mobile Ltd.[1]	38,951,000	447,005
Other securities		2,145,179
		4,007,499

Utilities 4.30%
SSE PLC[1]	27,919,269	602,986
EDP - Energias de Portugal, SA1	155,000,908	516,383
Dominion Resources, Inc.	5,767,422	388,551
Other securities		2,118,404
		3,626,324

Materials 2.62%
Other securities		2,209,008

Miscellaneous 4.99%
Other common stocks in initial period of acquisition		4,206,014

Total common stocks (cost: $66,303,456,000)		79,852,571

Rights & warrants 0.00%
Financials 0.00%
Other securities		4,116

Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		2,167

Total rights & warrants (cost: $0)		6,283

Capital World Growth and Income Fund	13

Convertible stocks 0.02%	Shares	Value (000)
Financials 0.02%
Other securities		$14,560

Total convertible stocks (cost: $10,438,000)		14,560

Bonds, notes & other debt instruments 0.97%	Principal amount (000)
U.S. Treasury bonds & notes 0.41%
U.S. Treasury 0.41%
Other securities		343,513

Corporate bonds & notes 0.38%
Other 0.38%
Other securities		318,632

Bonds & notes of governments & government agencies outside the U.S. 0.18%
Other securities		158,040

Total bonds, notes & other debt instruments (cost: $835,718,000)		820,185

Short-term securities 4.22%
Federal Home Loan Bank 0.10%–0.23% due 12/2/2015–4/8/2016	$967,600	967,118
Other securities		2,587,874

Total short-term securities (cost: $3,555,266,000)		3,554,992
Total investment securities 99.93% (cost: $70,704,878,000)		84,248,591
Other assets less liabilities 0.07%		56,236

Net assets 100.00%		$84,304,827

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $1,795,296,000, which represented 2.13% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $4,445,000, which represented less than .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $901,687,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2015 (000)
Sales:
Australian dollars	1/11/2016	Bank of America, N.A.	$28,761	A$41,000	$(822)
Australian dollars	1/25/2016	UBS AG	$6,818	A$9,500	(32)
British pounds	12/14/2015	Citibank	$208,908	£138,335	557
British pounds	1/11/2016	Bank of America, N.A.	$240,696	£160,160	(563)
British pounds	1/11/2016	Citibank	$240,450	£160,000	(569)
Euros	12/14/2015	HSBC Bank	$34,135	€31,842	479
Euros	12/21/2015	Bank of America, N.A.	$91,999	€86,346	706

14	Capital World Growth and Income Fund

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 11/30/2015 (000)
Japanese yen	12/21/2015	HSBC Bank	$46,732	¥5,770,071	$(179)
Singapore dollars	2/24/2016	Barclays Bank PLC	$96,838	S$137,335	(227)
					$(650)

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended November 30, 2015, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 11/30/2015 (000)
Kingfisher PLC[1]	67,581,398	53,931,801	—	121,513,199	$17,471	$646,761
ComfortDelGro Corp. Ltd.[1]	124,903,000	43,339,000	19,752,000	148,490,000	9,287	307,845
American Campus Communities, Inc.	—	6,763,000	—	6,763,000	10,376	273,225
Greene King PLC[1]	—	16,727,000	—	16,727,000	5,697	214,137
Golar LNG Ltd.	3,754,495	1,425,505	—	5,180,000	7,521	141,673
					$50,352	$1,583,641

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $40,053,565,000, which represented 47.51% of the net assets of the fund. This amount includes $39,098,194,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.

Key to abbreviations and symbols

ADR = American Depositary Receipts
A$ = Australian dollars
EUR/€ = Euros
GBP/£ = British pounds
¥ = Japanese yen
S$ = Singapore dollars

See Notes to Financial Statements

Capital World Growth and Income Fund	15

Financial statements

Statement of assets and liabilities
at November 30, 2015

(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $69,123,168)	$82,664,950
Affiliated issuers (cost: $1,581,710)	1,583,641	$84,248,591
Cash denominated in currencies other than U.S. dollars (cost: $5,814)		5,814
Cash		58,270
Unrealized appreciation on open forward currency contracts		1,742
Receivables for:
Sales of investments	50,982
Sales of fund’s shares	47,682
Dividends and interest	195,597
Other	492	294,753
		84,609,170
Liabilities:
Unrealized depreciation on open forward currency contracts		2,392
Payables for:
Purchases of investments	148,600
Repurchases of fund’s shares	82,191
Investment advisory services	26,135
Services provided by related parties	33,579
Trustees’ deferred compensation	1,484
Other	9,962	301,951
Net assets at November 30, 2015		$84,304,827

Net assets consist of:
Capital paid in on shares of beneficial interest		$69,093,600
Undistributed net investment income		367,603
Undistributed net realized gain		1,306,382
Net unrealized appreciation		13,537,242
Net assets at November 30, 2015		$84,304,827

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,861,405 total shares outstanding)

		Shares		Net asset
	Net assets	outstanding		value per share
Class A	$53,886,179	1,188,406		$45.34
Class B	362,611	8,034		45.13
Class C	3,757,421	83,784		44.85
Class F-1	3,790,904	83,769		45.25
Class F-2	4,243,764	93,628		45.33
Class 529-A	2,936,356	64,953		45.21
Class 529-B	40,681	902		45.11
Class 529-C	700,617	15,576		44.98
Class 529-E	121,918	2,701		45.14
Class 529-F-1	113,104	2,499		45.25
Class R-1	256,711	5,716		44.91
Class R-2	1,061,089	23,681		44.81
Class R-2E	1,117	25		45.25
Class R-3	2,245,898	49,849		45.05
Class R-4	2,002,802	44,267		45.24
Class R-5E	10	—	*	45.34
Class R-5	1,393,542	30,716		45.37
Class R-6	7,390,103	162,899		45.37

*Amount less than one thousand.

See Notes to Financial Statements

16	Capital World Growth and Income Fund

Statement of operations
for the year ended November 30, 2015

(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $77,224; also includes $50,352 from affiliates)	$2,300,306
Interest (net of non-U.S. taxes of $639)	63,839	$2,364,145
Fees and expenses*:
Investment advisory services	327,182
Distribution services	235,792
Transfer agent services	97,897
Administrative services	21,091
Reports to shareholders	3,736
Registration statement and prospectus	1,944
Trustees’ compensation	427
Auditing and legal	3,534
Custodian	9,735
Other	4,176	705,514
Net investment income		1,658,631

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $93; also includes $17,622 net gain from affiliates)	4,784,568
Forward currency contracts	20,276
Currency transactions	(30,330)	4,774,514
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $3,637)	(9,216,909)
Forward currency contracts	(4,748)
Currency translations	2,977	(9,218,680)
Net realized gain and unrealized depreciation		(4,444,166)

Net decrease in net assets resulting from operations		$(2,785,535)

* Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets

(dollars in thousands)

	Year ended November 30
	2015	2014

Operations:
Net investment income	$1,658,631	$2,197,598
Net realized gain	4,774,514	5,628,114
Net unrealized depreciation	(9,218,680)	(6,340)
Net (decrease) increase in net assets resulting from operations	(2,785,535)	7,819,372

Dividends paid to shareholders from net investment income	(1,933,803)	(1,842,249)

Net capital share transactions	(401,335)	(289,946)

Total (decrease) increase in net assets	(5,120,673)	5,687,177

Net assets:
Beginning of year	89,425,500	83,738,323
End of year (including undistributed net investment income: $367,603 and $681,687, respectively)	$84,304,827	$89,425,500

See Notes to Financial Statements

Capital World Growth and Income Fund	17

Notes to financial statements

1. Organization

Capital World Growth and Income Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital while providing current income.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

18	Capital World Growth and Income Fund

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange

Capital World Growth and Income Fund	19

Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of November 30, 2015 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$3,565,001	$10,685,061	$—	$14,250,062
Health care	9,052,162	4,463,163	—	13,515,325
Information technology	7,071,618	2,855,384	—	9,927,002
Consumer discretionary	3,276,633	5,426,718	—	8,703,351
Industrials	4,552,462	4,066,230	—	8,618,692
Consumer staples	3,440,011	2,830,671	—	6,270,682
Energy	3,003,442	1,515,170	—	4,518,612
Telecommunication services	2,157,404	1,850,095	—	4,007,499
Utilities	1,415,612	2,210,712	—	3,626,324
Materials	520,626	1,688,382	—	2,209,008
Miscellaneous	1,750,318	2,455,696	—	4,206,014
Rights & warrants	—	6,283	—	6,283
Convertible stocks	14,560	—	—	14,560
Bonds, notes & other debt instruments	—	820,185	—	820,185
Short-term securities	—	3,554,992	—	3,554,992
Total	$39,819,849	$44,428,742	$—	$84,248,591

20	Capital World Growth and Income Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,742	$—	$1,742
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(2,392)	—	(2,392)
Total	$—	$(650)	$—	$(650)

*	Securities with a value of $33,507,602,000, which represented 39.75% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in income-oriented stocks — Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Capital World Growth and Income Fund	21

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, November 30, 2015 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,742	Unrealized depreciation on open forward currency contracts	$2,392

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$20,276	Net unrealized depreciation on forward currency contracts	$(4,748)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of November 30, 2015 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$706	$(706)	$—	$—	$—
Citibank	557	(557)	—	—	—
HSBC Bank	479	(179)	—	—	300
Total	$1,742	$(1,442)	$—	$—	$300

22	Capital World Growth and Income Fund

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Liabilities:
Bank of America, N.A.	$1,385	$(706)	$(679)	$—	$—
Barclays Bank PLC	227	—	(227)	—	—
Citibank	569	(557)	(12)	—	—
HSBC Bank	179	(179)	—	—	—
UBS AG	32	—	(32)	—	—
Total	$2,392	$(1,442)	$(950)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended November 30, 2015, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2011, by state tax authorities for tax years before 2010 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended November 30, 2015, the fund reclassified $325,000 from undistributed net investment income to capital paid in on shares of beneficial interest, $38,587,000 from undistributed net investment income to undistributed net realized gain and $81,637,000 from undistributed net realized gain to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

Capital World Growth and Income Fund	23

As of November 30, 2015, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$678,372
Undistributed long-term capital gains*	1,316,383
Gross unrealized appreciation on investment securities	18,340,109
Gross unrealized depreciation on investment securities	(5,116,160)
Net unrealized appreciation on investment securities	13,223,949
Cost of investment securities	71,024,642

*	Reflects the utilization of capital loss carryforward of $3,412,000,000.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended November 30
Share class	2015	2014
Class A	$1,256,037	$1,228,992
Class B	8,171	13,909
Class C	60,980	66,490
Class F-1	88,206	86,543
Class F-2	106,158	75,715
Class 529-A	65,889	62,744
Class 529-B	778	1,175
Class 529-C	10,264	9,859
Class 529-E	2,441	2,362
Class 529-F-1	2,724	2,465
Class R-1	4,256	4,382
Class R-2	17,968	18,571
Class R-2E1	12	—	[2]
Class R-3	48,083	49,375
Class R-4	47,836	51,045
Class R-5E3	—
Class R-5	37,236	38,123
Class R-6	176,764	130,499
Total	$1,933,803	$1,842,249

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.600% on the first $500 million of daily net assets and decreasing to 0.350% on such assets in excess of $115 billion. For the year ended November 30, 2015, the investment advisory services fee was $327,182,000, which was equivalent to an annualized rate of 0.374% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay

24	Capital World Growth and Income Fund

service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of November 30, 2015, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended November 30, 2015, class-specific expenses under the agreements were as follows (dollars in thousands):

	Distribution	Transfer agent		Administrative		529 plan
Share class	services	services		services		services
Class A	$134,991	$69,147		$5,592		Not applicable
Class B	5,458	702		Not applicable		Not applicable
Class C	41,431	5,167		2,079		Not applicable
Class F-1	9,818	4,505		1,970		Not applicable
Class F-2	Not applicable	4,191		2,160		Not applicable
Class 529-A	6,705	3,120		1,518		$2,688
Class 529-B	564	68		29		50
Class 529-C	7,265	797		366		648
Class 529-E	626	74		63		112
Class 529-F-1	—	118		57		101
Class R-1	2,817	278		141		Not applicable
Class R-2	8,581	3,562		577		Not applicable
Class R-2E	3	1		—	*	Not applicable
Class R-3	12,223	3,492		1,225		Not applicable
Class R-4	5,310	1,973		1,064		Not applicable
Class R-5E†	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	677		736		Not applicable
Class R-6	Not applicable	25		3,514		Not applicable
Total class-specific expenses	$235,792	$97,897		$21,091		$3,599

*	Amount less than one thousand.
†	Class R-5E shares were offered beginning November 20, 2015.

Capital World Growth and Income Fund	25

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $427,000 in the fund’s statement of operations includes $400,000 in current fees (either paid in cash or deferred) and a net increase of $27,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net (decrease)
	Sales[1]			dividends			Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended November 30, 2015

Class A	$3,683,750	78,792		$1,229,677	26,502		$(5,558,045)	(119,365)	$(644,618)	(14,071)
Class B	2,982	63		8,090	175		(402,562)	(8,634)	(391,490)	(8,396)
Class C	404,737	8,735		59,607	1,292		(1,064,595)	(23,034)	(600,251)	(13,007)
Class F-1	1,110,065	23,801		86,372	1,863		(1,062,607)	(22,706)	133,830	2,958
Class F-2	1,258,019	27,018		98,045	2,116		(1,042,926)	(22,597)	313,138	6,537
Class 529-A	273,799	5,879		65,878	1,423		(342,576)	(7,372)	(2,899)	(70)
Class 529-B	872	19		778	17		(34,711)	(746)	(33,061)	(710)
Class 529-C	72,071	1,554		10,261	222		(97,725)	(2,113)	(15,393)	(337)
Class 529-E	11,626	250		2,441	53		(15,611)	(336)	(1,544)	(33)
Class 529-F-1	20,149	431		2,724	59		(17,445)	(374)	5,428	116
Class R-1	27,353	592		4,250	92		(61,764)	(1,344)	(30,161)	(660)
Class R-2	185,598	4,024		17,955	390		(323,051)	(7,020)	(119,498)	(2,606)
Class R-2E	952	20		11	—	[2]	(34)	— [2]	929	20
Class R-3	457,598	9,860		48,000	1,040		(756,780)	(16,330)	(251,182)	(5,430)
Class R-4	440,878	9,429		47,814	1,033		(645,012)	(13,818)	(156,320)	(3,356)
Class R-5E3	10	—	[2]	—	—		—	—	10	— [2]
Class R-5	302,691	6,483		37,220	803		(375,811)	(8,077)	(35,900)	(791)
Class R-6	2,178,487	46,869		176,733	3,812		(927,573)	(20,033)	1,427,647	30,648
Total net increase (decrease)	$10,431,637	223,819		$1,895,856	40,892		$(12,728,828)	(273,899)	$(401,335)	(9,188)

Year ended November 30, 2014

Class A	$3,673,668	79,841		$1,203,606	26,200		$(5,874,971)	(127,306)	$(997,697)	(21,265)
Class B	5,360	118		13,755	301		(497,276)	(10,877)	(478,161)	(10,458)
Class C	383,627	8,422		64,781	1,422		(1,006,282)	(22,091)	(557,874)	(12,247)
Class F-1	1,013,291	22,081		85,090	1,858		(1,506,428)	(32,292)	(408,047)	(8,353)
Class F-2	1,781,356	38,120		68,652	1,488		(432,915)	(9,404)	1,417,093	30,204
Class 529-A	284,917	6,216		62,731	1,368		(303,854)	(6,601)	43,794	983
Class 529-B	1,374	30		1,175	26		(37,151)	(813)	(34,602)	(757)
Class 529-C	76,996	1,685		9,857	215		(91,013)	(1,985)	(4,160)	(85)
Class 529-E	12,129	264		2,362	52		(14,557)	(317)	(66)	(1)
Class 529-F-1	19,359	420		2,463	54		(15,426)	(335)	6,396	139
Class R-1	28,979	635		4,369	96		(53,959)	(1,181)	(20,611)	(450)
Class R-2	206,687	4,535		18,552	408		(344,915)	(7,567)	(119,676)	(2,624)
Class R-2E4	231	5		—	—		—	—	231	5
Class R-3	515,284	11,231		49,310	1,080		(765,034)	(16,724)	(200,440)	(4,413)
Class R-4	447,278	9,692		51,028	1,114		(764,373)	(16,567)	(266,067)	(5,761)
Class R-5	355,170	7,715		38,098	831		(610,650)	(13,168)	(217,382)	(4,622)
Class R-6	1,841,973	39,800		126,096	2,738		(420,746)	(9,126)	1,547,323	33,412
Total net increase (decrease)	$10,647,679	230,810		$1,801,925	39,251		$(12,739,550)	(276,354)	$(289,946)	(6,293)

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.
[4]	Class R-2E shares were offered beginning August 29, 2014.

26	Capital World Growth and Income Fund

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $29,246,302,000 and $28,631,826,000, respectively, during the year ended November 30, 2015.

Capital World Growth and Income Fund	27

Financial highlights

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 11/30/2015	$47.87	$.90	$(2.38)	$(1.48)	$(1.05)	$45.34	(3.12)%	$53,886	.77%	1.93%
Year ended 11/30/2014	44.68	1.20	3.00	4.20	(1.01)	47.87	9.52	57,559	.77	2.59
Year ended 11/30/2013	36.75	.83	8.13	8.96	(1.03)	44.68	24.77	54,676	.80	2.05
Year ended 11/30/2012	32.57	.87	4.28	5.15	(.97)	36.75	16.14	46,323	.82	2.52
Year ended 11/30/2011	33.75	.94	(1.22)	(.28)	(.90)	32.57	(.99)	45,595	.79	2.67
Class B:
Year ended 11/30/2015	47.61	.54	(2.36)	(1.82)	(.66)	45.13	(3.85)	363	1.52	1.16
Year ended 11/30/2014	44.42	.90	2.93	3.83	(.64)	47.61	8.69	782	1.52	1.96
Year ended 11/30/2013	36.53	.53	8.08	8.61	(.72)	44.42	23.83	1,194	1.56	1.31
Year ended 11/30/2012	32.37	.60	4.26	4.86	(.70)	36.53	15.27	1,433	1.57	1.76
Year ended 11/30/2011	33.53	.67	(1.21)	(.54)	(.62)	32.37	(1.74)	1,829	1.56	1.90
Class C:
Year ended 11/30/2015	47.34	.52	(2.34)	(1.82)	(.67)	44.85	(3.87)	3,757	1.57	1.13
Year ended 11/30/2014	44.19	.83	2.96	3.79	(.64)	47.34	8.65	4,582	1.57	1.82
Year ended 11/30/2013	36.36	.50	8.05	8.55	(.72)	44.19	23.79	4,819	1.60	1.26
Year ended 11/30/2012	32.23	.59	4.24	4.83	(.70)	36.36	15.19	4,373	1.61	1.73
Year ended 11/30/2011	33.40	.65	(1.21)	(.56)	(.61)	32.23	(1.77)	4,683	1.58	1.87
Class F-1:
Year ended 11/30/2015	47.78	.89	(2.39)	(1.50)	(1.03)	45.25	(3.17)	3,791	.81	1.90
Year ended 11/30/2014	44.59	1.21	2.97	4.18	(.99)	47.78	9.48	3,861	.81	2.62
Year ended 11/30/2013	36.68	.82	8.11	8.93	(1.02)	44.59	24.75	3,976	.82	2.03
Year ended 11/30/2012	32.51	.87	4.28	5.15	(.98)	36.68	16.16	3,177	.80	2.52
Year ended 11/30/2011	33.69	.93	(1.22)	(.29)	(.89)	32.51	(1.02)	3,299	.80	2.66
Class F-2:
Year ended 11/30/2015	47.85	1.01	(2.37)	(1.36)	(1.16)	45.33	(2.90)	4,244	.54	2.16
Year ended 11/30/2014	44.67	1.23	3.07	4.30	(1.12)	47.85	9.76	4,168	.53	2.66
Year ended 11/30/2013	36.74	.94	8.13	9.07	(1.14)	44.67	25.13	2,541	.54	2.31
Year ended 11/30/2012	32.56	.97	4.28	5.25	(1.07)	36.74	16.43	1,857	.54	2.80
Year ended 11/30/2011	33.75	1.02	(1.22)	(.20)	(.99)	32.56	(.75)	1,401	.54	2.91
Class 529-A:
Year ended 11/30/2015	47.73	.86	(2.37)	(1.51)	(1.01)	45.21	(3.19)	2,936	.86	1.84
Year ended 11/30/2014	44.55	1.15	3.00	4.15	(.97)	47.73	9.43	3,104	.86	2.50
Year ended 11/30/2013	36.65	.80	8.10	8.90	(1.00)	44.55	24.67	2,853	.88	1.97
Year ended 11/30/2012	32.49	.84	4.27	5.11	(.95)	36.65	16.04	2,299	.89	2.45
Year ended 11/30/2011	33.67	.91	(1.21)	(.30)	(.88)	32.49	(1.06)	2,023	.85	2.61

Class 529-B:
Year ended 11/30/2015	47.59	.49	(2.36)	(1.87)	(.61)	45.11	(3.96)	41	1.65	1.04
Year ended 11/30/2014	44.40	.83	2.95	3.78	(.59)	47.59	8.57	77	1.65	1.80
Year ended 11/30/2013	36.52	.48	8.08	8.56	(.68)	44.40	23.69	105	1.67	1.20
Year ended 11/30/2012	32.36	.57	4.26	4.83	(.67)	36.52	15.11	115	1.69	1.65
Year ended 11/30/2011	33.53	.63	(1.21)	(.58)	(.59)	32.36	(1.84)	134	1.65	1.80

28	Capital World Growth and Income Fund

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 11/30/2015	$47.49	$.49	$(2.35)	$(1.86)	$(.65)	$44.98	(3.95)%	$701		1.64%		1.07%
Year ended 11/30/2014	44.33	.79	2.99	3.78	(.62)	47.49	8.57	756		1.64		1.73
Year ended 11/30/2013	36.48	.48	8.07	8.55	(.70)	44.33	23.69	709		1.66		1.19
Year ended 11/30/2012	32.34	.57	4.25	4.82	(.68)	36.48	15.14	582		1.68		1.66
Year ended 11/30/2011	33.51	.63	(1.20)	(.57)	(.60)	32.34	(1.84)	527		1.65		1.81
Class 529-E:
Year ended 11/30/2015	47.65	.75	(2.36)	(1.61)	(.90)	45.14	(3.41)	122		1.09		1.61
Year ended 11/30/2014	44.48	1.04	2.99	4.03	(.86)	47.65	9.16	130		1.09		2.27
Year ended 11/30/2013	36.59	.70	8.10	8.80	(.91)	44.48	24.36	122		1.11		1.74
Year ended 11/30/2012	32.44	.76	4.26	5.02	(.87)	36.59	15.78	99		1.13		2.20
Year ended 11/30/2011	33.61	.82	(1.21)	(.39)	(.78)	32.44	(1.31)	89		1.12		2.33
Class 529-F-1:
Year ended 11/30/2015	47.78	.96	(2.37)	(1.41)	(1.12)	45.25	(2.99)	113		.64		2.07
Year ended 11/30/2014	44.60	1.25	3.00	4.25	(1.07)	47.78	9.66	114		.64		2.71
Year ended 11/30/2013	36.68	.89	8.12	9.01	(1.09)	44.60	24.98	100		.66		2.19
Year ended 11/30/2012	32.51	.91	4.28	5.19	(1.02)	36.68	16.27	78		.67		2.65
Year ended 11/30/2011	33.70	.98	(1.21)	(.23)	(.96)	32.51	(.84)	66		.64		2.81
Class R-1:
Year ended 11/30/2015	47.42	.54	(2.36)	(1.82)	(.69)	44.91	(3.87)	257		1.54		1.16
Year ended 11/30/2014	44.26	.84	2.98	3.82	(.66)	47.42	8.69	302		1.54		1.83
Year ended 11/30/2013	36.42	.52	8.06	8.58	(.74)	44.26	23.84	302		1.55		1.30
Year ended 11/30/2012	32.29	.61	4.24	4.85	(.72)	36.42	15.27	276		1.56		1.79
Year ended 11/30/2011	33.46	.66	(1.20)	(.54)	(.63)	32.29	(1.75)	275		1.56		1.90
Class R-2:
Year ended 11/30/2015	47.31	.56	(2.35)	(1.79)	(.71)	44.81	(3.82)	1,061		1.50		1.20
Year ended 11/30/2014	44.17	.85	2.96	3.81	(.67)	47.31	8.69	1,244		1.52		1.86
Year ended 11/30/2013	36.35	.54	8.04	8.58	(.76)	44.17	23.88	1,277		1.51		1.35
Year ended 11/30/2012	32.22	.61	4.24	4.85	(.72)	36.35	15.30	1,150		1.55		1.78
Year ended 11/30/2011	33.39	.66	(1.20)	(.54)	(.63)	32.22	(1.75)	1,124		1.56		1.90
Class R-2E:
Year ended 11/30/2015	47.84	.72	(2.39)	(1.67)	(.92)	45.25	(3.54)	1		1.19		1.54
Period from 8/29/2014 to 11/30/2014[4,5]	47.71	.12	.21	.33	(.20)	47.84	.70 [6,7]	—	[8]	.30	[6,7]	.26	[6,7]
Class R-3:
Year ended 11/30/2015	47.57	.75	(2.37)	(1.62)	(.90)	45.05	(3.43)	2,246		1.09		1.61
Year ended 11/30/2014	44.40	1.05	2.98	4.03	(.86)	47.57	9.18	2,629		1.09		2.28
Year ended 11/30/2013	36.53	.71	8.08	8.79	(.92)	44.40	24.41	2,651		1.09		1.76
Year ended 11/30/2012	32.38	.77	4.25	5.02	(.87)	36.53	15.81	2,335		1.10		2.23
Year ended 11/30/2011	33.56	.82	(1.21)	(.39)	(.79)	32.38	(1.32)	2,159		1.10		2.36

See page 30 for footnotes.

Capital World Growth and Income Fund	29

Financial highlights (continued)

		(Loss) income from
		investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-4:
Year ended 11/30/2015	$47.76	$.89	$(2.37)	$(1.48)	$(1.04)	$45.24	(3.13)%	$2,003		.79%		1.91%
Year ended 11/30/2014	44.58	1.19	2.99	4.18	(1.00)	47.76	9.49	2,275		.79		2.59
Year ended 11/30/2013	36.67	.83	8.11	8.94	(1.03)	44.58	24.78	2,380		.80		2.07
Year ended 11/30/2012	32.50	.87	4.28	5.15	(.98)	36.67	16.13	2,159		.80		2.53
Year ended 11/30/2011	33.68	.93	(1.22)	(.29)	(.89)	32.50	(.98)	1,972		.80		2.66
Class R-5E:
Period from 11/20/2015 to 11/30/2015[4,9]	45.70	.02	(.38)	(.36)	—	45.34	(.79)[6]	—	[8]	.02	[6]	.04	[6]
Class R-5:
Year ended 11/30/2015	47.90	1.03	(2.38)	(1.35)	(1.18)	45.37	(2.84)	1,393		.49		2.21
Year ended 11/30/2014	44.70	1.35	2.99	4.34	(1.14)	47.90	9.83	1,509		.49		2.93
Year ended 11/30/2013	36.77	.96	8.12	9.08	(1.15)	44.70	25.15	1,615		.49		2.37
Year ended 11/30/2012	32.59	.98	4.28	5.26	(1.08)	36.77	16.49	1,381		.50		2.84
Year ended 11/30/2011	33.77	1.04	(1.22)	(.18)	(1.00)	32.59	(.71)	1,273		.50		2.95

Class R-6:
Year ended 11/30/2015	47.89	1.05	(2.37)	(1.32)	(1.20)	45.37	(2.78)	7,390		.45		2.26
Year ended 11/30/2014	44.70	1.31	3.04	4.35	(1.16)	47.89	9.87	6,334		.44		2.83
Year ended 11/30/2013	36.77	.97	8.13	9.10	(1.17)	44.70	25.21	4,418		.45		2.38
Year ended 11/30/2012	32.59	.99	4.29	5.28	(1.10)	36.77	16.55	2,518		.45		2.86
Year ended 11/30/2011	33.77	1.03	(1.19)	(.16)	(1.02)	32.59	(.65)	1,731		.45		2.97

	Year ended November 30
	2015	2014	2013	2012	2011
Portfolio turnover rate for all share classes	35%	36%	24%	23%	27%

[1]	Based on average shares outstanding.
[2]	For the year ended November 30, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.34 and .73 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Class R-2E shares were offered beginning August 29, 2014.
[6]	Not annualized.
[7]	Although the fund has a plan of distribution for Class R-2E shares, fees for distribution services are not paid by the fund on accounts for which a broker-dealer (or other financial intermediary) has not been assigned, including amounts invested in the fund by CRMC and/or its affiliates. If fees for distribution services were charged on these assets, fund expenses would be higher and net income and total return would be lower.
[8]	Amount less than $1 million.
[9]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

30	Capital World Growth and Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers, LLP

Los Angeles, California
January 8, 2016

Capital World Growth and Income Fund	31

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (June 1, 2015, through November 30, 2015).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32	Capital World Growth and Income Fund

	Beginning account value 6/1/2015	Ending account value 11/30/2015	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$952.00	$3.82	.78%
Class A - assumed 5% return	1,000.00	1,021.16	3.95	.78
Class B - actual return	1,000.00	948.36	7.42	1.52
Class B - assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class C - actual return	1,000.00	948.35	7.67	1.57
Class C - assumed 5% return	1,000.00	1,017.20	7.94	1.57
Class F-1 - actual return	1,000.00	951.65	4.01	.82
Class F-1 - assumed 5% return	1,000.00	1,020.96	4.15	.82
Class F-2 - actual return	1,000.00	952.99	2.69	.55
Class F-2 - assumed 5% return	1,000.00	1,022.31	2.79	.55
Class 529-A - actual return	1,000.00	951.63	4.26	.87
Class 529-A - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class 529-B - actual return	1,000.00	947.76	8.11	1.66
Class 529-B - assumed 5% return	1,000.00	1,016.75	8.39	1.66
Class 529-C - actual return	1,000.00	947.82	8.06	1.65
Class 529-C - assumed 5% return	1,000.00	1,016.80	8.34	1.65
Class 529-E - actual return	1,000.00	950.60	5.33	1.09
Class 529-E - assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class 529-F-1 - actual return	1,000.00	952.56	3.18	.65
Class 529-F-1 - assumed 5% return	1,000.00	1,021.81	3.29	.65
Class R-1 - actual return	1,000.00	948.27	7.57	1.55
Class R-1 - assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class R-2 - actual return	1,000.00	948.54	7.42	1.52
Class R-2 - assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-2E - actual return	1,000.00	950.07	5.77	1.18
Class R-2E - assumed 5% return	1,000.00	1,019.15	5.97	1.18
Class R-3 - actual return	1,000.00	950.46	5.38	1.10
Class R-3 - assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class R-4 - actual return	1,000.00	951.89	3.91	.80
Class R-4 - assumed 5% return	1,000.00	1,021.06	4.05	.80
Class R-5E - actual return†	1,000.00	992.13	.17	.62
Class R-5E - assumed 5% return†	1,000.00	1,021.96	3.14	.62
Class R-5 - actual return	1,000.00	953.31	2.45	.50
Class R-5 - assumed 5% return	1,000.00	1,022.56	2.54	.50
Class R-6 - actual return	1,000.00	953.72	2.20	.45
Class R-6 - assumed 5% return	1,000.00	1,022.81	2.28	.45

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).
†	The period for the “annualized expense ratio” and “actual return” line is based on the number of days since the initial sale of the share class on November 20, 2015. The “assumed 5% return” line is based on 183 days.

Capital World Growth and Income Fund	33

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended November 30, 2015:

Foreign taxes	$0.03 per share
Foreign source income	$0.90 per share
Qualified dividend income	100%
Corporate dividends received deduction	$798,928,000
U.S. government income that may be exempt from state taxation	$2,572,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2016, to determine the calendar year amounts to be included on their 2015 tax returns. Shareholders should consult their tax advisors.

34	Capital World Growth and Income Fund

Approval of Investment Advisory and Service Agreement

Capital World Growth and Income Fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2016. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital while providing current income. They compared the fund’s investment results with those of other funds (including funds that form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes, over various periods through March 31, 2015. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee reviewed the fund’s investment results measured against various indexes, including the MSCI All Country World Index and the Lipper Global Funds Index. They noted that the investment results of the fund generally compared favorably to those of these indexes for the lifetime and 10-year periods and were mixed for shorter periods. The board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses generally compared favorably to those of other similar funds included in the Lipper Global Funds category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

Capital World Growth and Income Fund	35

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting the benefits CRMC receives from the research obtained with commissions from portfolio transactions made on behalf of the fund. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

36	Capital World Growth and Income Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Joseph C. Berenato, 1946	2005	Former Chairman and CEO, Ducommun Incorporated (aerospace components manufacturer)	15	Ducommun Incorporated
Robert J. Denison, 1941	2005	Chair, First Security Management (private investment)	6	None
Mary Anne Dolan, 1947	2010	Founder and President, MAD Ink (communications company)	10	None
R. Clark Hooper, 1946	2010	Private investor	81	The Swiss Helvetia Fund, Inc.
Merit E. Janow, 1958 Chairman of the Board (Independent and Non-Executive)	2001	Dean and Professor, Columbia University, School of International and Public Affairs	78	MasterCard Incorporated; The NASDAQ Stock Market LLC; Trimble Navigation Limited
Leonade D. Jones, 1947	2010	Retired; former Treasurer, The Washington Post Company (retired 1996)	10	None
Stefanie Powers, 1942	1993–1996 1997	Actor, producer, author, entrepreneur; Co-founder and President of The William Holden Wildlife Foundation; conservation consultant to Land Rover and Jaguar North America; founder of The Jaguar Conservation Trust	3	None
Christopher E. Stone, 1956	2009	President, Open Society Foundations; former Professor of the Practice of Criminal Justice, John F. Kennedy School of Government, Harvard University	6	None
Steadman Upham, PhD, 1949	2001	President and University Professor, The University of Tulsa	78	None

Koichi Itoh retired from the fund on December 31, 2015. The trustees thank Mr. Itoh for his wise counsel and dedication to the fund.

Interested trustee4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Mark E. Denning, 1957 Vice Chairman of the Board and President	1993	Director, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Research Company;[6] Partner — Capital Research Global Investors, Capital International, Inc.[6]	1	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 38 for footnotes.

Capital World Growth and Income Fund	37

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Donald H. Rolfe, 1972 Executive Vice President	2008	Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company
L. Alfonso Barroso, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research Company[6]
Michael Cohen, 1961 Senior Vice President	2014	Chairman of the Board and Senior Vice President, Capital International Limited;[6]
Partner — Capital International Investors, Capital International Limited;[6]
Partner — Capital International Investors, Capital Bank and Trust Company;[6]
		Director, Capital Research and Management Company
Sung Lee, 1966 Vice President	2008	Partner — Capital Research Global Investors, Capital International, Inc.[6]
David M. Riley, 1967 Vice President	2007	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Alexander G. Sheynkman, 1963 Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Secretary	2013	Vice President — Fund Business Management Group, Capital Research and Management Company
Neal F. Wellons, 1971 Treasurer	2008	Vice President — Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary	2013	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer	2010	Vice President — Investment Operations, Capital Research and Management Company
Jeffrey P. Regal, 1971 Assistant Treasurer	2003	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the directors/trustees and/or officers listed, with the exception of L. Alfonso Barroso, Michael Cohen and Alexander G. Sheynkman, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

38	Capital World Growth and Income Fund

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Capital World Growth and Income Fund	39

Offices of the fund and of the investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618-4518

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel

O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm

PricewaterhouseCoopers LLP
601 South Figueroa Street
Los Angeles, CA 90017-3874

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

40	Capital World Growth and Income Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete November 30, 2015, portfolio of Capital World Growth and Income Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

Capital World Growth and Income Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at (800) SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of Capital World Growth and Income Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2016, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds Advantage

Since 1931, American Funds, part of Capital Group, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in a superior long-term track record.

Aligned with investor success
We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment experience, including 22 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital SystemSM
Our investment process, The Capital System, combines individual accountability with teamwork. Each fund is divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

Superior long-term track record
Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 54% of 10-year periods and 57% of 20-year periods.[2] Our fund management fees have been among the lowest in the industry.[3]

[1]	Portfolio manager experience as of December 31, 2014.
[2]	Based on Class A share results for rolling periods through December 31, 2014. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except SMALLCAP World Fund, for which the Lipper average was used).
[3]	On average, our management fees were in the lowest quintile 70% of the time, based on the 20-year period ended December 31, 2014, versus comparable Lipper categories, excluding funds of funds.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-9225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Leonade D. Jones, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2014	$129,000
2015	$119,000

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$8,000
2015	$9,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2014	None
2015	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2014	None
2015	None

c) Tax Fees:
2014	$44,000
2015	$29,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2014	None
2015	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $52,000 for fiscal year 2014 and $59,000 for fiscal year 2015. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Capital World Growth and Income Fund®
Investment portfolio
November 30, 2015
Common stocks 94.72% Financials 16.90%	Shares	Value (000)
Prudential PLC[1]	56,570,800	$1,311,674
UBS Group AG1	55,859,786	1,070,167
Barclays PLC[1]	289,160,985	971,973
Société Générale[1,2]	16,441,989	783,581
HDFC Bank Ltd.[1]	35,060,126	674,442
HDFC Bank Ltd. (ADR)	569,900	33,122
American International Group, Inc.[2]	10,955,800	696,570
AIA Group Ltd.[1]	108,436,196	647,758
Link Real Estate Investment Trust[1]	99,014,391	601,318
Siam Commercial Bank PCL[1]	159,850,831	584,795
Crown Castle International Corp.	3,771,792	324,035
Wharf (Holdings) Ltd.[1]	52,958,000	304,057
China Construction Bank Corp., Class H1	436,306,735	299,227
Cheung Kong Property Holdings Ltd.[1]	43,026,000	279,912
American Campus Communities, Inc.[3]	6,763,000	273,225
Agricultural Bank of China Ltd., Class H1	705,103,000	269,613
Credit Suisse Group AG1,2	11,852,084	254,272
Lamar Advertising Co., Class A2	4,340,000	253,499
CIT Group Inc.[2]	5,107,300	219,410
Hang Seng Bank Ltd.[1]	11,400,000	206,270
Sampo Oyj, Class A1	4,140,974	204,884
PICC Property and Casualty Co. Ltd., Class H1	89,104,000	192,819
BB&T Corp.	4,850,000	187,307
State Street Corp.	2,435,000	176,732
Bangkok Bank PCL, nonvoting depository receipt[1]	35,745,900	166,934
Bangkok Bank PCL[1]	1,941,600	9,257
Lloyds Banking Group PLC[1,2]	140,630,100	154,419
Progressive Corp.	4,995,000	153,946
Julius Bär Gruppe AG1,2	3,183,351	152,008
Ventas, Inc.	2,790,115	148,825
Citigroup Inc.	2,750,000	148,747
Kotak Mahindra Bank Ltd.[1]	14,028,840	146,542
BNP Paribas SA1	2,413,303	142,911
Aberdeen Asset Management PLC[1]	29,615,682	142,466
Fairfax Financial Holdings Ltd. (CAD denominated)	292,400	140,386
ING Groep NV, depository receipts[1,2]	9,625,000	132,011
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	44,029,700	129,392
Deutsche Börse AG1	1,415,000	121,364
Mitsubishi UFJ Financial Group, Inc.[1]	18,500,000	118,911
Wells Fargo & Co.	2,012,300	110,878
CME Group Inc., Class A	1,104,500	107,854
UniCredit SpA[1,2]	17,753,100	104,074
Woori Bank[1,2]	12,625,314	103,356
HSBC Holdings PLC (GBP denominated)[1]	9,858,953	78,561
HSBC Holdings PLC (HKD denominated)[1]	2,739,630	21,948
Sino Land Co. Ltd.[1]	66,720,000	98,784
Grupo Financiero Santander México, SAB de CV, Class B (ADR)[2]	9,750,000	94,477
Capital World Growth and Income Fund — Page 1 of 10

Common stocks Financials (continued)	Shares	Value (000)
Bankia, SA1,2	70,000,000	$87,495
HCP, Inc.	2,267,000	80,547
Sumitomo Mitsui Financial Group, Inc.[1]	2,025,000	77,345
ACE Ltd.	655,500	75,284
Fibra Uno Administración, SA de CV	31,315,000	72,742
RSA Insurance Group PLC[1]	9,310,226	61,645
KASIKORNBANK PCL, nonvoting depository receipts[1]	7,434,100	35,439
KASIKORNBANK PCL[1]	451,000	2,136
Goldman Sachs Group, Inc.	188,600	35,838
Care Capital Properties, Inc.	1,115,278	35,299
Public Storage	145,000	34,809
Housing Development Finance Corp. Ltd.[1]	1,898,334	34,416
Sumitomo Mitsui Trust Holdings, Inc.[1]	5,136,000	19,639
JPMorgan Chase & Co.	270,000	18,004
Bank Rakyat Indonesia (Persero) Tbk PT1	12,075,000	9,379
Bank of the Philippine Islands[1]	4,100,000	7,259
Starwood Property Trust, Inc.	350,000	7,116
Synchrony Financial	218,565	6,957
		14,250,062
Health care 16.03%
Amgen Inc.	19,828,700	3,194,404
Novartis AG1	25,513,054	2,176,628
Gilead Sciences, Inc.	12,313,531	1,304,742
Bayer AG1	4,908,175	654,951
Thermo Fisher Scientific Inc.	4,566,200	631,962
AbbVie Inc.	10,730,829	623,998
Alexion Pharmaceuticals, Inc.[2]	3,231,350	576,602
Stryker Corp.	5,516,000	532,073
Takeda Pharmaceutical Co. Ltd.[1]	10,383,000	505,083
Medtronic PLC	6,542,000	492,874
UnitedHealth Group Inc.	3,706,200	417,726
UCB SA1	3,994,742	355,929
ResMed Inc.	5,526,000	329,184
GlaxoSmithKline PLC[1]	15,009,182	304,939
Aetna Inc.	2,070,000	212,692
St. Jude Medical, Inc.	2,912,800	183,798
Grifols, SA, Class B, preferred nonvoting, non-registered shares[1,2]	4,586,090	159,303
Grifols, SA, Class B (ADR)[2]	604,061	20,991
Edwards Lifesciences Corp.[2]	1,030,000	167,890
Illumina, Inc.[2]	833,977	153,368
Incyte Corp.[2]	1,088,800	124,385
HOYA Corp.[1]	2,763,000	112,124
Teleflex Inc.	649,000	85,473
Fisher & Paykel Healthcare Corp. Ltd.[1]	14,939,600	82,581
AstraZeneca PLC[1]	1,014,100	68,835
Roche Holding AG, non-registered shares, non-voting[1]	160,055	42,790
		13,515,325
Information technology 11.78%
Alphabet Inc., Class A2	1,369,829	1,044,974
Alphabet Inc., Class C2	1,163,017	863,656
Oracle Corp.	24,052,000	937,306
Texas Instruments Inc.	12,417,700	721,717
Intel Corp.	20,590,000	715,914
Capital World Growth and Income Fund — Page 2 of 10

Common stocks Information technology (continued)	Shares	Value (000)
Samsung Electronics Co., Ltd.[1]	386,842	$428,271
Samsung Electronics Co., Ltd., nonvoting preferred[1]	9,700	9,166
Nintendo Co., Ltd.[1]	2,510,000	385,865
Motorola Solutions, Inc.	5,181,677	371,941
MediaTek Inc.[1]	46,071,000	366,620
Accenture PLC, Class A	3,385,000	362,940
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	81,798,000	351,214
Baidu, Inc., Class A (ADR)[2]	1,506,100	328,285
Tencent Holdings Ltd.[1]	14,299,000	283,904
TE Connectivity Ltd.	3,950,000	265,005
Western Union Co.	11,294,000	213,005
Analog Devices, Inc.	3,300,186	203,390
AAC Technologies Holdings Inc.[1]	27,401,000	192,121
ASML Holding NV1	2,041,280	188,426
Avago Technologies Ltd.	1,352,000	176,368
Quanta Computer Inc.[1]	95,292,595	149,475
Quanta Computer Inc. (GDR)[1]	434,070	3,404
Apple Inc.	1,150,700	136,128
STMicroelectronics NV1	17,570,000	127,538
Delta Electronics, Inc.[1]	25,330,000	122,135
Hewlett Packard Enterprise Co.	7,870,000	116,948
Yahoo! Inc.[2]	3,423,798	115,759
Murata Manufacturing Co., Ltd.[1]	742,500	115,398
Tableau Software, Inc., Class A	1,139,700	110,585
Automatic Data Processing, Inc.	1,245,000	107,394
Hewlett-Packard Co.	7,870,000	98,690
Tata Consultancy Services Ltd.[1]	2,426,146	86,028
Alibaba Group Holding Ltd. (ADR)[2]	747,780	62,873
Microsoft Corp.	1,125,000	61,144
Yahoo Japan Corp.[1]	11,111,700	45,819
Cisco Systems, Inc.	1,138,352	31,020
NetApp, Inc.[2]	866,800	26,576
		9,927,002
Consumer discretionary 10.33%
Netflix, Inc.[2]	6,265,283	772,697
Kingfisher PLC[1,3]	121,513,199	646,761
Toyota Motor Corp.[1]	9,673,500	600,078
Amazon.com, Inc.[2]	865,500	575,384
Home Depot, Inc.	3,620,000	484,646
Kering SA1	2,100,002	361,884
Hyundai Mobis Co., Ltd.[1]	1,638,522	354,391
Renault SA1	3,420,180	344,534
General Motors Co.[2]	9,300,897	336,692
ProSiebenSat.1 Media SE1	5,455,000	286,405
Norwegian Cruise Line Holdings Ltd.	3,892,000	223,556
Greene King PLC[1,3]	16,727,000	214,137
MGM Resorts International[2]	9,215,000	209,549
Daimler AG1	2,236,250	200,090
Intercontinental Hotels Group PLC[1]	4,735,901	181,533
Ctrip.com International, Ltd. (ADR)[2]	1,628,000	174,212
Shimano Inc.[1]	1,151,200	171,005
Hyundai Motor Co.[1]	1,291,100	163,692
Barratt Developments PLC[1,2]	17,536,032	158,730
Bayerische Motoren Werke AG1	1,412,100	154,083
Capital World Growth and Income Fund — Page 3 of 10

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Whitbread PLC[1]	2,202,208	$150,846
HUGO BOSS AG1	1,714,852	148,544
Daily Mail and General Trust PLC, Class A, nonvoting[1]	13,740,000	147,961
Li & Fung Ltd.[1]	209,500,000	143,994
LVMH Moet Hennessy Vuitton SE1	847,800	142,055
Ocado Group PLC[1,2]	23,970,000	133,574
Johnson Controls, Inc.	2,656,325	122,191
Priceline Group Inc.[2]	89,000	111,148
NIKE, Inc., Class B	800,000	105,824
Altice NV, Class A1	4,599,000	70,514
Altice NV, Class B1	1,533,000	23,779
Galaxy Entertainment Group Ltd.[1,2]	31,910,000	93,542
Merlin Entertainments PLC[1]	14,247,563	87,807
WPP PLC[1]	3,683,700	85,162
Volkswagen AG, nonvoting preferred[1]	510,000	70,841
Sands China Ltd.[1]	20,099,100	67,684
RTL Group SA, non-registered shares[1]	770,000	67,304
DENSO Corp.[1]	1,306,100	62,376
Newell Rubbermaid Inc.	1,387,900	61,984
Melco Crown Entertainment Ltd. (ADR)[2]	3,125,584	50,791
MGM China Holdings Ltd.[1,2]	27,670,000	36,309
Wynn Resorts, Ltd.	562,800	35,327
Prada SpA[1]	9,130,500	32,077
Wynn Macau, Ltd.[1,2]	14,418,000	17,896
Carnival Corp., units	250,000	12,632
Fiat Chrysler Automobiles NV1	500,000	7,130
		8,703,351
Industrials 10.22%
Lockheed Martin Corp.	3,420,900	749,724
General Dynamics Corp.	3,505,700	513,445
ASSA ABLOY AB, Class B1	22,416,167	476,367
Union Pacific Corp.	5,634,740	473,036
Boeing Co.	2,668,000	388,061
Precision Castparts Corp.	1,492,261	345,518
Norfolk Southern Corp.	3,477,710	330,591
Babcock International Group PLC[1]	20,060,999	323,591
ComfortDelGro Corp. Ltd.[1,3]	148,490,000	307,845
General Electric Co.	9,971,941	298,560
Nielsen Holdings PLC	6,308,491	294,480
CSX Corp.	9,485,865	269,683
Airbus Group SE, non-registered shares[1]	3,658,870	264,257
Randstad Holding NV1	4,116,449	257,177
Danaher Corp.	2,500,000	240,975
Deutsche Post AG1	8,185,000	239,272
Edenred SA1	11,169,000	231,150
Jardine Matheson Holdings Ltd.[1]	4,638,600	230,887
Waste Management, Inc.	4,200,000	225,834
Kühne + Nagel International AG1	1,655,356	223,699
Safran SA1	2,215,000	163,404
BAE Systems PLC[1]	19,891,500	154,736
Emerson Electric Co.	3,000,000	150,000
Adecco SA1,2	2,129,050	145,397
Ryanair Holdings PLC (ADR)[2]	1,847,235	142,052
Capita PLC[1]	7,150,000	136,977
Capital World Growth and Income Fund — Page 4 of 10

Common stocks Industrials (continued)	Shares	Value (000)
GEA Group AG, non-registered shares[1]	3,138,000	$130,154
KONE Oyj, Class B1	3,020,000	128,602
VINCI SA1	1,850,000	120,191
Meggitt PLC[1]	19,356,000	112,737
Cummins Inc.	885,000	88,827
Bunzl PLC[1]	2,818,462	81,502
Andritz AG1	1,216,876	63,638
CK Hutchison Holdings Ltd.[1]	4,340,000	56,817
Industries Qatar QSC[1]	1,869,119	51,548
Singapore Technologies Engineering Ltd[1]	24,920,000	50,455
Kawasaki Heavy Industries, Ltd.[1]	11,873,000	47,218
Siemens AG1	356,000	36,882
Yamato Holdings Co., Ltd.[1]	1,657,900	31,727
United Technologies Corp.	300,000	28,815
Granite Construction Inc.	314,790	12,834
Contax Participações SA, units	152,400	27
		8,618,692
Consumer staples 7.44%
Philip Morris International Inc.	14,554,200	1,271,892
Altria Group, Inc.	19,914,700	1,147,087
Imperial Tobacco Group PLC[1]	14,318,000	773,729
Coca-Cola Co.	14,357,800	611,929
Nestlé SA1	7,667,443	568,171
Thai Beverage PCL[1]	726,018,100	352,181
Wal-Mart de México, SAB de CV, Series V	106,092,946	280,811
British American Tobacco PLC[1]	4,057,700	236,385
Pernod Ricard SA1	1,623,223	184,576
Associated British Foods PLC[1]	3,307,511	176,522
Treasury Wine Estates Ltd.[1]	31,619,095	173,571
Japan Tobacco Inc.[1]	4,148,600	148,806
Reckitt Benckiser Group PLC[1]	982,500	92,188
Reynolds American Inc.	1,831,228	84,694
Tingyi (Cayman Islands) Holding Corp.[1]	45,498,000	65,859
SABMiller PLC[1]	967,000	58,683
Procter & Gamble Co.	495,500	37,083
Sprouts Farmers Market, Inc.[2]	270,000	6,515
		6,270,682
Energy 5.36%
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	13,242,130	327,679
Royal Dutch Shell PLC, Class B1	11,011,787	273,982
Royal Dutch Shell PLC, Class A (ADR)	904,109	44,989
Royal Dutch Shell PLC, Class A (EUR denominated)[1]	1,718,318	42,778
Royal Dutch Shell PLC, Class B (ADR)	344,800	17,219
Canadian Natural Resources, Ltd.	24,362,330	589,972
BP PLC[1]	84,555,653	490,613
EOG Resources, Inc.	5,256,000	438,508
Suncor Energy Inc.	13,424,027	370,921
Enbridge Inc. (CAD denominated)	8,653,013	307,321
ConocoPhillips	5,250,000	283,763
Schlumberger Ltd.	2,500,000	192,875
Kinder Morgan, Inc.	7,524,000	177,341
Spectra Energy Corp	5,970,000	156,414
Golar LNG Ltd.[3]	5,180,000	141,673
Capital World Growth and Income Fund — Page 5 of 10

Common stocks Energy (continued)	Shares	Value (000)
BG Group PLC[1]	7,265,000	$112,865
Eni SpA[1]	6,435,300	104,312
Eni SpA (ADR)	253,148	8,174
John Wood Group PLC[1]	10,049,664	84,533
Surgutneftegas OJSC (ADR)	10,474,600	66,199
Baker Hughes Inc.	1,085,000	58,666
Chesapeake Energy Corp.	9,500,000	50,065
Exxon Mobil Corp.	610,000	49,813
Repsol, SA, non-registered shares[1]	3,325,000	43,170
Gazprom PJSC (ADR)[1]	6,870,000	28,277
Southwestern Energy Co.[2]	2,423,363	21,835
YPF Sociedad Anónima, Class D (ADR)	1,010,500	18,492
Devon Energy Corp.	200,000	9,202
Tullow Oil PLC[1,2]	2,353,209	6,961
		4,518,612
Telecommunication services 4.75%
Verizon Communications Inc.	31,140,053	1,415,315
China Mobile Ltd.[1]	38,951,000	447,005
AT&T Inc.	9,230,000	310,774
Singapore Telecommunications Ltd.[1]	93,551,810	253,608
TeliaSonera AB1	41,925,000	205,652
CenturyLink, Inc.	7,563,200	203,677
SoftBank Group Corp.[1]	3,589,000	190,756
Advanced Info Service PCL[1]	34,125,800	189,733
BCE Inc.	2,345,000	100,933
Bezeq - The Israel Telecommunication Corp. Ltd.[1]	43,840,000	94,413
Bharti Airtel Ltd.[1]	17,950,000	89,956
Intouch Holdings PCL[1]	41,539,500	76,413
Intouch Holdings PCL, nonvoting depository receipts[1]	5,695,000	10,476
TDC A/S1	13,554,744	71,085
América Móvil, SAB de CV, Series L (ADR)	4,306,700	69,725
MTN Group Ltd.[1]	5,582,000	56,022
LG Uplus Corp.[1]	5,734,902	52,806
Idea Cellular Ltd.[1]	24,910,000	52,745
KDDI Corp.[1]	1,431,600	35,594
Mobile TeleSystems OJSC (ADR)	4,875,000	34,369
TELUS Corp.	711,492	22,611
MegaFon PJSC (GDR)[1,2]	1,109,116	16,775
China Unicom (Hong Kong) Ltd.[1]	5,660,000	7,056
		4,007,499
Utilities 4.30%
SSE PLC[1]	27,919,269	602,986
EDP - Energias de Portugal, SA1	155,000,908	516,383
Dominion Resources, Inc.	5,767,422	388,551
Iberdrola, SA, non-registered shares[1]	44,808,849	313,309
NextEra Energy, Inc.	2,178,000	217,495
Exelon Corp.	6,185,300	168,920
China Resources Gas Group Ltd.[1]	58,310,000	163,861
Sempra Energy	1,620,000	160,753
National Grid PLC[1]	11,099,493	154,765
CMS Energy Corp.	4,311,300	150,982
Eversource Energy	2,843,000	144,851
Power Grid Corp. of India Ltd.[1]	64,038,000	130,982
Capital World Growth and Income Fund — Page 6 of 10

Common stocks Utilities (continued)	Shares	Value (000)
Duke Energy Corp.	1,878,000	$127,253
Centrica PLC[1]	34,743,867	114,058
PT Perusahaan Gas Negara (Persero) Tbk[1]	524,342,100	100,359
Engie SA1	3,372,030	58,672
Power Assets Holdings Ltd.[1]	6,169,500	55,337
AES Corp.	3,681,100	36,774
NRG Energy, Inc.	1,620,800	20,033
		3,626,324
Materials 2.62%
Amcor Ltd.[1]	27,898,007	272,295
Rio Tinto PLC[1]	7,304,300	242,694
BASF SE1	2,615,000	216,436
Syngenta AG1	582,000	214,384
HeidelbergCement AG1	2,684,000	213,654
Sherwin-Williams Co.	660,000	182,206
Akzo Nobel NV1	2,467,000	175,304
Koninklijke DSM NV1	3,313,600	168,436
Vale SA, Class A, preferred nominative	36,743,500	100,952
Vale SA, Class A, preferred nominative (ADR)	5,444,600	14,592
Praxair, Inc.	1,000,000	112,800
Fortescue Metals Group Ltd.[1]	71,453,091	100,818
Celanese Corp., Series A	875,000	61,906
Linde AG1	309,000	53,941
Monsanto Co.	506,200	48,170
Glencore PLC[1]	20,885,000	30,420
		2,209,008
Miscellaneous 4.99%
Other common stocks in initial period of acquisition		4,206,014
Total common stocks (cost: $66,303,456,000)		79,852,571
Rights & warrants 0.00% Financials 0.00%
Credit Suisse Group AG, rights, expire 2015[1]	6,722,084	4,116
Miscellaneous 0.00%
Other rights & warrants in initial period of acquisition		2,167
Total rights & warrants (cost: $0)		6,283
Convertible stocks 0.02% Financials 0.02%
Bank of America Corp., Series L, 7.25% convertible preferred	13,000	14,560
Total convertible stocks (cost: $10,438,000)		14,560
Capital World Growth and Income Fund — Page 7 of 10

Bonds, notes & other debt instruments 0.97% U.S. Treasury bonds & notes 0.41% U.S. Treasury 0.41%	Principal amount (000)	Value (000)
U.S. Treasury 0.375% 2016[4]	$ 144,000	$144,056
U.S. Treasury 1.375% 2020	5,950	5,880
U.S. Treasury 2.875% 2045	198,000	193,577
Total U.S. Treasury bonds & notes		343,513
Corporate bonds & notes 0.38% Materials 0.13%
ArcelorMittal 10.85% 2019	20,000	21,300
ArcelorMittal 7.25% 2022	24,365	21,609
CRH America, Inc. 8.125% 2018	15,540	17,821
FMG Resources 9.75% 2022[5]	49,680	48,065
		108,795
Financials 0.12%
Developers Diversified Realty Corp. 7.875% 2020	8,075	9,735
Discover Financial Services 10.25% 2019	4,334	5,242
ERP Operating LP 5.125% 2016	2,886	2,922
ERP Operating LP 5.75% 2017	2,055	2,184
HBOS PLC 6.75% 2018[5]	36,490	40,158
Lloyds Banking Group PLC, junior subordinated 6.657% preference shares (undated)[5]	30,300	34,125
Simon Property Group, LP 6.125% 2018	890	992
Simon Property Group, LP 10.35% 2019	5,170	6,396
		101,754
Telecommunication services 0.12%
América Móvil, SAB de CV 6.45% 2022	MXN63,350	3,664
América Móvil, SAB de CV 8.46% 2036	55,000	3,219
Numericable Group SA 6.00% 2022[5]	$21,500	21,285
Numericable Group SA 6.25% 2024[5]	8,000	7,900
Sprint Nextel Corp. 9.125% 2017	27,750	28,236
Sprint Nextel Corp. 11.50% 2021	33,950	32,507
		96,811
Energy 0.01%
Genel Energy Finance 3 Ltd. 7.50% 2019[5]	15,000	11,272
Total corporate bonds & notes		318,632
Bonds & notes of governments & government agencies outside the U.S. 0.18%
Brazil (Federal Republic of) 10.00% 2025	BRL127,000	24,196
Brazil (Federal Republic of) 6.00% 2050[6]	114,062	25,129
India (Republic of) 8.60% 2028	INR1,170,000	18,333
Indonesia (Republic of) 8.375% 2034	IDR1,300,000,000	90,382
		158,040
Total bonds, notes & other debt instruments (cost: $835,718,000)		820,185
Short-term securities 4.22%
Australia & New Zealand Banking Group, Ltd. 0.28%–0.36% due 12/17/2015–3/1/2016[5]	$166,100	166,022
CAFCO, LLC 0.40% due 12/2/2015	20,000	20,000
Chariot Funding, LLC 0.39%–0.40% due 12/7/2015–12/15/2015[5]	93,600	93,596
Electricité de France 0.17% due 12/14/2015[5]	39,700	39,698
Fannie Mae 0.15%–0.26% due 1/4/2016–2/10/2016	250,000	249,921
Federal Farm Credit Banks 0.21%–0.28% due 1/8/2016–4/26/2016	175,000	174,810
Capital World Growth and Income Fund — Page 8 of 10

Short-term securities	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.10%–0.23% due 12/2/2015–4/8/2016	$967,600	$967,118
Freddie Mac 0.11%–0.20% due 12/10/2015–2/2/2016	246,300	246,258
General Electric Co. 0.09% due 12/1/2015	50,000	50,000
KfW 0.27%–0.28% due 1/14/2016–2/16/2016[5]	124,500	124,459
Mitsubishi UFJ Trust and Banking Corp. 0.28% due 1/12/2016[5]	30,600	30,590
Mizuho Funding LLC 0.29%–0.34% due 1/7/2016–2/5/2016[5]	201,600	201,533
National Australia Bank Ltd. 0.27%–0.38% due 2/17/2016–3/3/2016[5]	185,700	185,558
Nordea Bank AB 0.24%–0.41% due 1/15/2016–2/23/2016[5]	193,200	193,093
Province of Ontario 0.14% due 12/4/2015	33,400	33,400
Reckitt Benckiser Treasury Services PLC 0.32% due 12/4/2015[5]	45,000	44,999
Sumitomo Mitsui Banking Corp. 0.16% due 12/16/2015–12/18/2015[5]	84,700	84,693
Svenska Handelsbanken Inc. 0.29%–0.36% due 1/5/2016–2/17/2016[5]	155,800	155,707
Thunder Bay Funding, LLC 0.26% due 1/7/2016[5]	43,600	43,587
Toronto-Dominion Holdings USA Inc. 0.26%–0.39% due 12/1/2015–2/8/2016[5]	225,000	224,959
Toyota Motor Credit Corp. 0.30% due 2/11/2016–2/18/2016	156,100	155,994
U.S. Treasury Bills 0.14% due 12/17/2015	25,000	25,000
Victory Receivables Corp. 0.25% due 12/16/2015[5]	44,000	43,997
Total short-term securities (cost: $3,555,266,000)		3,554,992
Total investment securities 99.93% (cost: $70,704,878,000)		84,248,591
Other assets less liabilities 0.07%		56,236
Net assets 100.00%		$84,304,827
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $901,687,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 11/30/2015 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	1/11/2016	Bank of America, N.A.	$28,761	A$41,000	$(822)
Australian dollars	1/25/2016	UBS AG	$6,818	A$9,500	(32)
British pounds	12/14/2015	Citibank	$208,908	£138,335	557
British pounds	1/11/2016	Bank of America, N.A.	$240,696	£160,160	(563)
British pounds	1/11/2016	Citibank	$240,450	£160,000	(569)
Euros	12/14/2015	HSBC Bank	$34,135	€31,842	479
Euros	12/21/2015	Bank of America, N.A.	$91,999	€86,346	706
Japanese yen	12/21/2015	HSBC Bank	$46,732	¥5,770,071	(179)
Singapore dollars	2/24/2016	Barclays Bank PLC	$96,838	S$137,335	(227)
					$(650)

Capital World Growth and Income Fund — Page 9 of 10

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous“ and “Other securities,“ was $40,053,564,000, which represented 47.51% of the net assets of the fund. This amount includes $39,098,193,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $4,445,000, which represented .01% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $1,795,296,000, which represented 2.13% of the net assets of the fund.
[6]	Index-linked bond whose principal amount moves with a government price index.

Key to abbreviations and symbols
ADR = American Depositary Receipts
GDR = Global Depositary Receipts
A$ = Australian dollars
BRL = Brazilian reais
CAD = Canadian dollars
EUR/€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
IDR = Indonesian rupiah
INR = Indian rupees
¥ = Japanese yen
MXN = Mexican pesos
S$ = Singapore dollars
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-033-0116O-S49181	Capital World Growth and Income Fund — Page 10 of 10

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Capital World Growth and Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the investment portfolio (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of Capital World Growth and Income Fund (the “Fund”) at November 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and investment portfolio (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California

January 8, 2016

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPITAL WORLD GROWTH AND INCOME FUND

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Donald H. Rolfe
Donald H. Rolfe, Executive Vice President and Principal Executive Officer

Date: January 29, 2016

By /s/ Neal F. Wellons
Neal F. Wellons, Treasurer and Principal Financial Officer

Date: January 29, 2016